Summary Prospectus Supplement	February 1, 2016

Putnam Emerging Markets Income Fund
Summary Prospectus dated March 30, 2015

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Paul Scanlon, Mike Atkin and D. William Kohli.

Mr. Kohli joined the portfolio team for the fund in January 2016 and is Co-Head of Fixed Income.

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